UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 3, 2015
Date of Report (Date of earliest event reported)

 INVO Bioscience, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-147330	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

407R Mystic Avenue, Suite 34C, Medford, MA	02155
(Address of principal executive offices)	(Zip Code)

(978) 878-9505
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On November 3, 2015, INVO Bioscience, Inc. issued a press release reporting the U.S. Food and Drug Administration (FDA) has granted the company’s de novo request for the INVOcell™.   INVOcell is the first intravaginal culture system granted marketing clearance in the United States, providing millions of infertile couples across the country access to this revolutionary infertility treatment.   A copy of the press release is set forth as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibit

99.1           News release dated November 3, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVO Bioscience

November 3, 2015	By:	/s/ Kathleen Karloff
Kathleen Karloff
CEO